UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

October 16, 2003

Date of report (Date of earliest event reported)

CIMA LABS INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-24424	41-1569769

(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
10000 Valley View Road Eden Prairie, Minnesota		55344-9361

(Address of Principal Executive Offices)		(Zip Code)

(952) 947-8700

(Registrant’s Telephone Number, Including Area Code)

Item 5. Other Events.

     On October 16, 2003, CIMA LABS INC., a Delaware corporation (“CIMA”) issued a press release announcing that it received an unsolicited letter from a publicly held pharmaceutical company indicating an interest in pursuing a business combination with CIMA. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 7(c). Exhibits.

     See Exhibit Index.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 16, 2003

CIMA LABS INC.

By:	/s/ JAMES C. HAWLEY

James C. Hawley Vice President, Chief Financial Officer and Secretary

Exhibit Index

Exhibit No.	Description	Method of Filing

99.1	Press Release dated October 16, 2003.	Filed herewith